Exhibit 10.13



                 AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------



          THIS AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 10th day of July, 1996, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and GENERAL TEXTILES, a California corporation ("Borrower").

                              W I T N E S S E T H:
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          WHEREAS, Borrower and Greyhound Financial Capital Corporation, an
Oregon corporation ("Original Lender") entered into a Loan and Security Agreement dated as of October 14, 1993 (the "Original Agreement"), which was amended by an Amendment No. 1 to Loan and Security Agreement dated as of July 11, 1994 (the "First Amendment"), by an Amendment No. 2 to Loan and Security Agreement dated as of March 31, 1995 (the "Second Amendment"), by an Amendment No. 3 to Loan and Security Agreement dated as of July 27, 1995 (the "third Amendment"), by an Amendment No. 4 to Loan and Security Agreement dated as of November 10, 1995 (the "Fourth Amendment"), and by an Amendment No. 5 to Loan and Security Agreement dated as of April 18, 1996 (the "Fifth Amendment"; the Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment being hereinafter collectively referred to as the "Loan Agreement"), that evidences a loan from Lender to Borrower; and

          WHEREAS, effective as of December 31, 1994, Original Lender was merged with and into Lender (then known as Greyhound Financial Corporation), with Lender being the surviving corporation of such merger, and Lender succeeded to all the rights and obligations of Original Lender under the Loan Agreement and the Loan Documents; and

          WHEREAS, Borrower has asked Lender to modify the Loan Agreement in accordance with the terms of, and subject to the conditions contained in, this Amendment; and

          WHEREAS, Lender is willing to enter into this Amendment so as to amend the Loan Agreement, upon the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

               1.   Definitions. Unless otherwise defined in this Amendment, all
                    -----------
capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning as set forth in the Loan Agreement.

               2.   Loan Agreement. Provided the conditions precedent described
                    --------------
in Section 4 of this Amendment are met to the satisfaction of Lender, the Loan Agreement is modified, as of the Sixth Amendment Effective Date, as follows:

                    2.1 Section 1(A) of the Loan Agreement is hereby amended by inserting the following new defined terms:

                         "Additional Term Loan" shall mean the term loan made by
                          --------------------
               Lender to Borrower in the amount of $2,000,000 pursuant to the terms of the Sixth Amendment.

                         "Additional Term Note" shall mean the promissory note
                          --------------------
               of Borrower made payable to Lender to evidence the Additional Term Loan, repayable in accordance with the terms set forth therein and in this Agreement.

                         "Factory 2-U Loan Agreement" means that certain Loan
                          --------------------------
               and Security Agreement dated as of November 10, 1995, by and between Factory 2-U and Lender, as from time to time heretofore or hereafter amended, modified, supplemented or renewed.

                         "Sixth Amendment" means that certain Amendment No. 6 to
                          ---------------
               Loan and Security Agreement between Lender and Borrower dated as of July 10, 1996.

                         "Sixth Amendment Effective Date" means July 10, 1996,
                          ------------------------------
               the date on which the Sixth Amendment became effective.

                    2.2. Section 2(A) of the Loan Agreement is hereby amended to read in its entirety as follows:

                         2(A) Total Facility. Upon the terms and conditions set
                              --------------
               forth herein and provided that no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, Lender shall, upon Borrower's request, make advances to Borrower from time to time in an aggregate outstanding principal amount not to exceed Twenty-Nine Million Seven Hundred Thousand Dollars ($29,700,000) (the "Total Facility"), subject to deduction of reserves as Lender deems



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



               proper from time to time in exercise of its reasonable credit judgment, which reserves may include, upon and during the continuance of an Event of Default, accrued interest and other reserves as Lender deems proper.

                    2.3 Section 2(B) of the Loan Agreement is hereby amended to read in its entirety as follows:

                         "2(B) Loans. Advances of the Total Facility shall be
                               -----
               comprised of the following:

                              (i)  Inventory Loans: A revolving line of credit
                                   ---------------
                    consisting of loans against Borrower's Eligible Inventory ("Inventory Loans") in an aggregate outstanding principal amount not to exceed the lesser of (a) the amount obtained when the Advance Rate is multiplied by the value of Borrower's Eligible Inventory, calculated at the lower of cost or market and determined on a first-in, first-out basis; or (b) Twenty-Five Million Dollars ($25,000,000). The Advance Rate shall equal (i) sixty-five percent (65%) during the period commencing on the Sixth Amendment Effective Rate through December 31, 1996, and (ii) fifty percent (50%) during the period commencing January 1 through March 31 of each year thereafter, fifty-five percent (55%) during the period commencing April 1 through May 31 of each year thereafter, and sixty percent (60%) during the period commencing June 1 through December 31 of each year thereafter; and

                              (ii)  Capital Expenditure Line. The Capital
                                    ------------------------
                    Expenditure Line in such amounts and on such terms as are set forth in the Second Amendment and in the Capex Note;

                              (iii) Term Loan. The Term Loan on such terms as
                                    ---------
                    are set forth in the Fifth Amendment and in the Term Note;
                    and

                              (iv)  Additional Term Loan. The Additional Term
                                    --------------------
                    Loan on such terms as are set forth in the Sixth Amendment and in the Additional Term Note.

                    2.4 Section 2 of the Loan Agreement is hereby amended to add a new Section 2(J), to read in its entirety as follows:



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



                         (J)  Additional Term Loan. Upon satisfaction of each
                              --------------------
               condition precedent contained in the Sixth Amendment, Lender shall make the Additional Term Loan to Borrower. Lender shall advance the Additional Term Loan in a single advance credited to Borrower; Borrower shall advance the entire proceeds of the Additional Term Loan to Factory 2-U in reduction of Factory 2-U's obligations to Borrower under the Merchandising Note. The additional Term Loan shall be evidenced by, and repaid in accordance with, the Additional Term Note.

                    2.5 Section 3(A) of the Loan Agreement is hereby amended to read in its entirety as follows:

                         (A)  Interest. Borrower shall pay Lender interest on
                              --------
               the daily outstanding balance of Borrower's loan account at a per annum rate of two percent (2%) in excess of the rate of interest announced publicly by Citibank, NA., from time to time as its "base rate" (or any successor thereto), which may not be such institution's lowest rate (the "Base Rate"); provided, however,
                                                            ------------------
               that the portion of the Inventory Loans that constitutes the Special Purpose Line shall accrue interest on the daily outstanding balance of the Special Purpose Line at a per annum rate of three percent (3%) in excess of the Base Rate; provided,
                                                                      ---------
               further, that the Additional Term Loan shall accrue interest on
               --------
               the daily outstanding balance of the Additional Term Loan at a per annum rate of three percent (3%) in excess of the Base Rate. The interest rate chargeable hereunder shall be increased or decreased, as the case may be, without notice or demand of any kind, upon the announcement of any change in the Base Rate. Each change in the Base Rate shall be effective hereunder on the first day following the announcement of such change, provided, that a
                                                              ---------
               cumulative change of less than one-fourth of one percent (0.25%) shall not be considered. Interest charges and all other fees and charges herein shall be computed on the basis of a year of 360 days and actual days elapsed and will be payable to Lender in arrears on the first day of each month hereafter at its address set forth in Exhibit B of the Original Agreement.

                    2.6 Paragraph 36 of the Loan Agreement, modifying Paragraph 15 (B) of the Loan Agreement, is hereby amended to read in its entirety as follows:

                         36.  Loans. Paragraph 15 (B) of the Loan Agreement is
                              -----
               hereby modified in its entirety to read as follows:



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



                         (B)  Loans. Make any advances, loans or extensions of
                              -----
               credit to, or investment in, any Person, other than;

                              (i) loans or other extensions of credit to its employees on the condition that such loans do not exceed $1,000 to any one employee or $50,000 in aggregate to all employees at any one time outstanding;

                              (ii) advances of inventory to Factory 2-U to be
                    held by Factory 2-U for sale in the ordinary course of Factory 2-U's business, provided (x) Factory 2-U's obligation to reimburse Borrower is evidenced by the Merchandising Note, (y) each such advance which is made on or after June 30, 1996 is repaid within thirty (30) days of Factory 2-U's receipt of the corresponding inventory, and
                    (z) all such obligations of Factory 2-U to Borrower do not exceed to $6,000,000.00 at any one time outstanding;

                              (iii)  advances of point-of-sale equipment
                    acquired with proceeds of the Term Loan to Factory 2-U, provided (x) each such advance shall be treated as a loan
                    --------
                    from Borrower to Factory 2-U on terms identical to the Term Loan such that Factory 2-U shall pay to Borrower that portion of each installment of the Term Loan which is proportionate to the share of point-of-sale equipment purchased with Term Loan proceeds advanced by Borrower to Factory 2-U, and (y) the failure of Factory 2-U to make any such payment shall not excuse the full and timely payment of any installment of the Term Loan by Borrower when and as due;

                              (iv) the advance of the net proceeds of the
                    Additional Term Loan to Factory 2-U, provided (x) such
                                                         --------
                    advance shall be treated as a loan by Borrower to Factory 2-U on terms identical to the Additional Term Loan, and (y) the failure of Factory 2-U to make any payment thereon to Borrower shall not excuse the full and timely payment of any installment of the Additional Term Loan by Borrower when and as due; and

                              (v) payment to Lender of the Factory 2-U Fee, as defined in the Sixth Amendment and as



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



                    required under the terms of the Factory 2-U Loan Agreement, on behalf of Factory 2-U, provided Factory 2-U shall have
                                              --------
                    reimbursed Borrower in the amount of the Factory 2-U Fee no later than July 31, 1996.

               2.7 Section 17 of the Loan Agreement is hereby amended to add a new Section 18(F), to read in its entirety as follows:

                    (F)  Additional Term Loan. Borrower may voluntarily prepay
                         --------------------
          that portion of the Obligations evidenced by the Additional Term Note at any time, in whole or in part, without premium or penalty; provided, however, any such funds received from Borrower shall be
          -----------------
          applied first to any Obligations then due and payable, second, to all sums other than principal and interest then due and payable in respect of the Additional Term Loan, third to interest due on the Additional Term Loan and fourth, the balance to reduction of the principal balance of the Additional Term Loan.

               2.8 The Term Note is hereby amended in accordance with an Allonge to Term Note, in the form attached to this Amendment as Exhibit A (the
                                                             ---------
     "AIIonge").

          3.   Fees. In consideration of Lender's agreement to enter into this
               ----
Amendment and to the modification to the Loan Documents described herein, Borrower agrees to pay the following fees:

               (a) $100,000 in consideration of Lender's willingness to extend the Additional Term Loan (the "Additional Term Loan Fee");

               (b) $18,750 in consideration of Lender's agreement to increase the Advance Rate on Inventory Loans (the "Increased Availability Fee");

               (c) $50,000 in consideration of Lender's agreement to increase the amount of Borrower's line of credit for Inventory Loans (the "Line Increase Fee"); and

               (d) $31,250 paid by Borrower on behalf of Factory 2-U in satisfaction of the "Refinancing Fee," as that term is defined in Amendment No.1 to Loan and Security Agreement dated as of April 18, 1996, by and between Lender and Factory 2-U (the "Factory 2-U Fee;" the Additional Term Loan Fee, Increased Availability Fee, Line Increase Fee and Factory 2-U Fee are herein collectively referred to as the "Fees").



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



     Borrower and Lender acknowledge that Lender may withhold the Fees from the proceeds of the Additional Term Loan, to the extent such Fees are not paid prior to disbursement thereof. Borrower and Lender further acknowledge that Borrower shall account for the Factory 2-U Fee as a loan to Factory 2-U, to which loan Lender hereby consents, subject to the provisions of Section 15(B) of the Loan Agreement.

               4.   Conditions Precedent. The modifications described in Section
                    --------------------
2 of this Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender:

                    (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

                         (i)    This Amendment;

                         (ii)   The Additional Term Note;

                         (iii)  The Allonge;

                         (iv) Consent of Guarantor in the form attached hereto,

                         (v) Such acknowledgments and reaffirmations of the Affiliate Debt Subordination Agreement as Lender shall require;

                         (vi) Such acknowledgments and reaffirmations of the Intercreditor Agreement as Lender shall require;

                         (vii) Such acknowledgments and reaffirmations of the Subordination Agreement as Lender shall require;

                         (viii) Any other consents deemed necessary by Lender;

                         (ix) A corporate resolution of Borrower approving the transactions contemplated hereby to which it is a party;

                         (x) A corporate resolution of Guarantor approving the transactions contemplated hereby to which it is a party;



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



                         (xi) An opinion from Borrower's and Guarantor's counsel, which counsel must be acceptable to Lender, with respect to such matters as Lender shall require; and

                         (xii)  Such other items as Lender may require.

                    (b) Lender and each participant in the Inventory Loans shall have entered into an amendment to such participation agreement in contemplation of the execution and delivery of this Amendment and the transactions contemplated hereunder on terms acceptable to Lender.

                    (c) Lender and Factory 2-U shall have executed an Amendment No. 3 to the Factory 2-U Loan Agreement and each condition to the effectiveness thereof shall have been satisfied other than the execution of this Amendment.

                    (d) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

                    (e) All the representations and warranties of the Loan Parties in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

                    (f) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

                    (g)  Borrower shall have paid the Fees; provided, however,
                                                            -----------------
          Borrower and Lender acknowledge that to the extent any Fees remain unpaid, such Fees may be paid from the proceeds of the Additional Term Loan.

               5.   Indebtedness Acknowledged. Borrower acknowledges that the
                    -------------------------
indebtedness evidenced by the Loan Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.



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



               6.   Validity of Documents. Borrower hereby ratifies, reaffirms,
                    ---------------------
acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

               7.   Reaffirmation of Warranties. Borrower hereby reaffirms to
                    ---------------------------
Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

               8.   Ratification of Terms and Conditions. All terms, conditions
                    ------------------------------------
and provisions of the Loan Agreement, and of each of the other Loan Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Without limiting the generality of the foregoing, Borrower reaffirms its obligation to deliver to Lender Landlord's Consents with respect to all of Borrower's facilities in which Collateral is or is intended to be kept or maintained and further acknowledges that Lender has not waived its right to require the delivery of such Landlord's Consents.

               9.   Other Writings. Lender and Borrower will execute such other
                    --------------
writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

               10.  Benefit of the Amendment. The terms and provisions of this
                    ------------------------
Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

               11.  Choice of Law. The Loan Documents and this Amendment shall
                    -------------
be performed and construed in accordance with the laws of the State of Arizona.



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               12.  Entire Agreement. Except as modified by this Amendment, the
                    ----------------
Loan Documents remain in full force and effect. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

               13.  Counterparts; Telecopy Execution. This Amendment may be
                    --------------------------------
executed in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding affect of this Amendment.

                                             FINOVA CAPITAL CORPORATION,
                                             Delaware corporation, successor-by-
                                             merger to Greyhound Financial
                                             Capital Corporation, an Oregon
                                             corporation


                                             By:
                                                 -------------------------------
                                                   Name:
                                                   Title:

                                             GENERAL TEXTILES, a California
                                             corporation


                                             By:
                                                 -------------------------------
                                                   Name:
                                                   Title:



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